                                                                   EXHIBIT 99.01

First USA
Bloomberg Information
For the month Ending    November-00

Card Trust               FUSAM 94-4   FUSAM 94-6  FUSAM 94-8  FUSAM 95-2  FUSAM 96-1  FUSAM 96-2
Size                      $870 MM       $898MM      $602MM      $795MM      $904MM      $723MM
Securities               Float Rate   Float Rate  Float Rate  Float Rate  Float Rate  Float Rate
Expected Maturity          11/15/01     1/15/02    11/15/01     3/15/02     3/15/01     6/10/03
--------------------------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                  17.93%      17.93%      17.96%      17.93%      17.93%      17.93%
    Less: Coupon               7.04%       7.04%       7.03%       6.93%       6.86%       6.89%
          Serv Fees            1.50%       1.50%       1.50%       1.50%       1.50%       1.50%
          Net Credit
          Losses               5.51%       5.51%       5.51%       5.51%       5.51%       5.51%

Excess Spread:
            November-00        3.88%       3.89%       3.93%       4.00%       4.07%       4.05%
            October-00         5.27%       5.27%       5.40%       5.39%       5.46%       5.43%
            September-00       3.14%       3.14%       3.22%       3.25%       3.32%       3.29%
--------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:       4.10%       4.10%       4.18%       4.21%       4.28%       4.26%
--------------------------------------------------------------------------------------------------
Up to 34 day delinquency       3.89%       3.89%       3.89%       3.89%       3.89%       3.89%
35 to 94 day delinquency       2.35%       2.35%       2.35%       2.35%       2.35%       2.35%
95+ day delinquency            1.83%       1.83%       1.83%       1.83%       1.83%       1.83%

Payment Rate                  13.41%      13.41%      13.41%      13.41%      13.41%      13.41%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                                     (1)
Card Trust                    FUSAM       FUSAM       FUSAM       FUSAM       FUSAM       FUSAM
                               97-3        97-4        97-5        97-6        97-7        97-8
Size                         $602MM      $602MM      $783MM    $1,566MM      $602MM      $939MM
Securities                    Float       Float       Float       Float       Float       Float
                               Rate        Rate        Rate        Rate        Rate        Rate
Expected Maturity           6/17/02     6/17/07     8/17/04     7/17/02     9/17/04     9/17/07
--------------------------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                  17.93%      17.93%      17.93%      17.93%      17.93%      17.93%
    Less: Coupon               6.80%       6.92%       6.80%       6.50%       6.81%       6.87%
          Serv Fees            1.50%       1.50%       1.50%       1.50%       1.50%       1.50%
          Net Credit
          Losses               5.51%       5.51%       5.51%       5.51%       5.51%       5.51%

Excess Spread:
            November-00        4.12%       4.01%       4.13%       3.97%       4.12%       4.07%
            October-00         5.52%       5.40%       5.53%       5.37%       5.51%       5.45%
            September-00       3.37%       3.25%       3.38%       3.66%       3.36%       3.31%
--------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:       4.34%       4.22%       4.35%       4.34%       4.33%       4.28%
--------------------------------------------------------------------------------------------------
Up to 34 day delinquency       3.89%       3.89%       3.89%       3.89%       3.89%       3.89%
35 to 94 day delinquency       2.35%       2.35%       2.35%       2.35%       2.35%       2.35%
95+ day delinquency            1.83%       1.83%       1.83%       1.83%       1.83%       1.83%

Payment Rate                  13.41%      13.41%      13.41%      13.41%      13.41%      13.41%

--------------------------------------------------------------------------------------------------
Card Trust                    FUSAM       FUSAM       FUSAM       FUSAM       FUSAM       FUSAM
                               98-5        98-6        98-7        98-8        98-9        99-1
Size                         $783MM      $964MM      $904MM      $602MM      $747MM    $1,205MM
Securities                    Float       Float       Float       Float       Float       Float
                               Rate        Rate        Rate        Rate        Rate        Rate
Expected Maturity           8/18/03     8/18/08     8/18/01     9/18/05     1/20/04     2/19/04
--------------------------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                  17.93%      17.93%      17.93%      17.93%      17.93%      17.93%
    Less: Coupon               6.77%       6.73%       6.78%       6.86%       5.35%       6.75%
          Serv Fees            1.50%       1.50%       1.50%       1.50%       1.50%       1.50%
          Net Credit
          Losses               5.51%       5.51%       5.51%       5.51%       5.51%       5.51%

Excess Spread:
            November-00        4.15%       4.19%       4.15%       4.07%       5.57%       4.18%
            October-00         5.55%       5.58%       5.54%       5.46%       6.97%       5.56%
            September-00       3.40%       3.44%       3.40%       3.31%       4.83%       3.42%
--------------------------------------------------------------------------------------------------
3 Mth Avg Excess Spread:       4.37%       4.41%       4.36%       4.28%       5.79%       4.39%
--------------------------------------------------------------------------------------------------
Up to 34 day delinquency       3.89%       3.89%       3.89%       3.89%       3.89%       3.89%
35 to 94 day delinquency       2.35%       2.35%       2.35%       2.35%       2.35%       2.35%
95+ day delinquency            1.83%       1.83%       1.83%       1.83%       1.83%       1.83%

Payment Rate                  13.41%      13.41%      13.41%      13.41%      13.41%      13.41%
--------------------------------------------------------------------------------------------------

First USA
Bloomberg Information
For the month Ending    November-00

Card Trust              FUSAM 96-4  FUSAM 96-6  FUSAM 96-8  FUSAM 97-1  FUSAM 97-2
Size                      $602MM     $1,039MM     $482MM      $904MM      $602MM
Securities              Float Rate  Float Rate  Float Rate  Float Rate  Float Rate
Expected Maturity         8/10/06    11/10/03     1/10/04     2/17/04     5/17/04
---------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                17.93%      17.93%      17.93%      17.93%      17.93%
    Less: Coupon             6.93%       6.85%       6.83%       6.81%       6.83%
          Serv Fees          1.50%       1.50%       1.50%       1.50%       1.50%
          Net Credit
          Losses             5.51%       5.51%       5.51%       5.51%       5.51%

Excess Spread:
            November-00      3.99%       4.07%       4.10%       4.12%       4.09%
            October-00       5.38%       5.47%       5.49%       5.52%       5.49%
            September-00     3.25%       3.33%       3.35%       3.37%       3.34%
---------------------------------------------------------------------------------
3 Mth Avg Excess Spread:     4.21%       4.29%       4.31%       4.34%       4.31%
---------------------------------------------------------------------------------
Up to 34 day delinquency     3.89%       3.89%       3.89%       3.89%       3.89%
35 to 94 day delinquency     2.35%       2.35%       2.35%       2.35%       2.35%
95+ day delinquency          1.83%       1.83%       1.83%       1.83%       1.83%

Payment Rate                13.41%      13.41%      13.41%      13.41%      13.41%
---------------------------------------------------------------------------------

Card Trust                  FUSAM       FUSAM       FUSAM       FUSAM       FUSAM
                             97-9       97-10        98-1        98-3        98-4
Size                       $602MM      $843MM      $843MM      $964MM      $843MM
Securities                  Float       Float       Float       Float       Float
                             Rate        Rate        Rate        Rate        Rate
Expected Maturity        10/17/04     1/17/01     5/18/03     6/18/01     7/18/05
---------------------------------------------------------------------------------
Excess Spread:
  Cash Yield                17.93%      17.93%      17.93%      17.93%      17.93%
    Less: Coupon             6.78%       6.79%       6.69%       6.72%       6.79%
          Serv Fees          1.50%       1.50%       1.50%       1.50%       1.50%
          Net Credit
          Losses             5.51%       5.51%       5.51%       5.51%       5.50%

Excess Spread:
            November-00      4.14%       4.13%       4.23%       4.20%       4.14%
            October-00       5.54%       5.53%       5.63%       5.59%       5.53%
            September-00     3.39%       3.39%       3.48%       3.45%       3.39%
----------------------------------------------------------------------------------
3 Mth Avg Excess Spread:     4.36%       4.35%       4.45%       4.41%       4.35%
----------------------------------------------------------------------------------
Up to 34 day delinquency     3.89%       3.89%       3.89%       3.89%       3.89%
35 to 94 day delinquency     2.35%       2.35%       2.35%       2.35%       2.35%
95+ day delinquency          1.83%       1.83%       1.83%       1.83%       1.83%

Payment Rate                13.41%      13.41%      13.41%      13.41%      13.41%

----------------------------------------------------------------------------------
Card Trust                  FUSAM       FUSAM       FUSAM
                             99-2        99-3        99-4
Size                       $602MM      $833MM      $595MM
Securities                  Float       Float       Float
                             Rate        Rate        Rate
Expected Maturity         2/21/06     4/19/04     5/20/02
----------------------------------------------------------
Excess Spread:
  Cash Yield                17.93%      17.93%      17.93%
    Less: Coupon             6.81%       6.75%       6.78%
          Serv Fees          1.50%       1.50%       1.50%
          Net Credit
          Losses             5.51%       5.51%       5.51%

Excess Spread:
            November-00      4.12%       4.18%       4.15%
            October-00       5.51%       5.57%       5.55%
            September-00     3.36%       3.42%       3.40%
----------------------------------------------------------
3 Mth Avg Excess Spread:     4.33%       4.39%       4.37%
----------------------------------------------------------
Up to 34 day delinquency     3.89%       3.89%       3.89%
35 to 94 day delinquency     2.35%       2.35%       2.35%
95+ day delinquency          1.83%       1.83%       1.83%

Payment Rate                13.41%      13.41%      13.41%
---------------------------------------------------------------------------------

(1)  Includes effect of Series 1997-6 Net SWAP Reciepts or Payments.